UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 7, 2011

DISCOVER FINANCIAL SERVICES

(Exact name of registrant as specified in its charter)

Commission File Number: 001-33378

Delaware	36-2517428
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

2500 Lake Cook Road, Riverwoods, Illinois 60015

(Address of principal executive offices, including zip code)

(224) 405-0900

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the 2011 Annual Meeting of Shareholders (the “Annual Meeting”) of Discover Financial Services (the “Company”) held on April 7, 2011, shareholders approved an amendment to the Company’s Directors’ Compensation Plan (the “Plan”) to authorize an additional 500,000 shares to be available for issuance as awards under the Plan.

A detailed summary of the Plan, as amended and restated on January 20, 2011, is set forth in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on February 18, 2011 (the “2011 Proxy Statement”). The description of the Plan in the 2011 Proxy Statement is qualified in its entirety by reference to the full text of the Plan, a copy of which was filed as Exhibit A to the 2011 Proxy Statement and is incorporated by reference as an exhibit to this Form 8-K.

Item 5.07. Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, the Company’s shareholders voted on five proposals and cast their votes as described below. The proposals are described in the 2011 Proxy Statement. The Company’s independent inspector of elections reported the vote of the shareholders as follows:

Proposal 1: Election of Directors.

The Company’s shareholders elected each of the persons listed below to serve as a director of the Company for a term that will continue until the next annual meeting of shareholders or until his or her successor has been duly elected and qualified or the director’s earlier resignation, death or removal:

Nominees	Votes FOR	Votes AGAINST	Votes ABSTAIN	Broker Non-Votes
Jeffrey S. Aronin	433,589,147	6,584,370	1,062,570	37,977,905
Mary K. Bush	438,530,962	1,910,212	794,913	37,977,905
Gregory C. Case	434,085,074	6,594,574	556,439	37,977,905
Robert M. Devlin	434,002,565	6,680,098	553,424	37,977,905
Cynthia A. Glassman	439,062,502	1,638,541	535,044	37,977,905
Richard H. Lenny	434,413,911	6,274,616	547,560	37,977,905
Thomas G. Maheras	439,500,167	1,204,171	531,749	37,977,905
Michael H. Moskow	439,323,378	1,376,542	536,167	37,977,905
David W. Nelms	430,983,266	9,720,898	531,923	37,977,905
E. Follin Smith	439,135,260	1,550,403	550,424	37,977,905
Lawrence A. Weinbach	439,209,501	1,696,621	329,965	37,977,905

Proposal 2: Advisory Vote to Approve Named Executive Officer Compensation.

The Company’s shareholders cast their votes as set forth below:

Votes FOR	Votes AGAINST	Votes ABSTAIN	Broker Non-Votes
421,497,688	17,805,865	1,932,534	37,977,905

Proposal 3: Frequency of Advisory Vote to Approve Named Executive Officer Compensation.

The Company’s shareholders cast their votes as set forth below:

1 Year	2 Years	3 Years	Votes ABSTAIN	Broker Non-Votes
295,677,724	2,132,413	142,174,008	1,251,942	37,977,905

Proposal 4: Approval of an Amendment to the Company’s Directors’ Compensation Plan.

The Company’s shareholders approved an amendment to the Company’s Directors’ Compensation Plan as set forth below:

Votes FOR	Votes AGAINST	Votes ABSTAIN	Broker Non-Votes
416,409,902	21,813,240	3,012,945	37,977,905

Proposal 5: Ratification of the appointment of Deloitte & Touche LLP as independent registered public accounting firm.

The Company’s shareholders ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the 2011 fiscal year as set forth below:

Votes FOR	Votes AGAINST	Votes ABSTAIN	Broker Non-Votes
474,917,940	3,767,898	528,154	0

Item 9.01. Financial Statements and Exhibits.

The exhibit referenced in this report is listed in the accompanying Exhibit Index.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DISCOVER FINANCIAL SERVICES

Dated: April 12, 2011	By:	/s/ Simon B. Halfin
Name: Simon B. Halfin
Title: Assistant Secretary

EXHIBIT INDEX

Exhibit No.	Description

10.1	Discover Financial Services Directors’ Compensation Plan as amended and restated as of January 20, 2011 (incorporated by reference to Exhibit A to the Company’s definitive proxy statement filed with the Securities and Exchange Commission on February 18, 2011).